GOF P-18 10/13

SUPPLEMENT DATED OCTOBER 30, 2013

TO THE CURRENTLY EFFECTIVE PROSPECTUSES

OF

Franklin Templeton Fund Allocator Series

Franklin LifeSmart 2015 Retirement Target Fund (2015 Fund)

Franklin LifeSmart 2020 Retirement Target Fund (2020 Fund)

Franklin LifeSmart 2025 Retirement Target Fund (2025 Fund)

Franklin LifeSmart 2030 Retirement Target Fund (2030 Fund)

Franklin LifeSmart 2035 Retirement Target Fund (2035 Fund)

Franklin LifeSmart 2040 Retirement Target Fund (2040 Fund)

Franklin LifeSmart 2045 Retirement Target Fund (2045 Fund)

Franklin LifeSmart 2050 Retirement Target Fund (2050 Fund)

(together, the Target Funds)

Franklin Templeton Conservative Allocation Fund

Franklin Templeton Moderate Allocation Fund

Franklin Templeton Growth Allocation Fund

Franklin Templeton Multi-Asset Real Return Fund

The prospectus is amended as follows:

I. For the Target Funds, the Fund Summary "Principal Investment Strategies" section is amended to add the following:

Principal Investment Strategies

The board of trustees of the Franklin Templeton Fund Allocator Series approved changes to the target asset allocation glide path (glide path) and an increase in the ability to invest in underlying exchange-traded funds for the Fund to be implemented on or about January 1, 2014. The board of trustees approved changing the glide path of the Fund to include a new asset class of “alternative investments funds” and increase the percentage by which the investment manager, without shareholder approval, may vary the Fund’s investment in underlying equity and fixed-income funds from 5% to 10%.

Effective on or about January 1, 2014, the Fund’s principal investment strategies will be as follows:

Under normal market conditions, the investment manager allocates the Fund’s assets among the broad asset classes of equity, fixed-income and alternative investments by investing primarily in a distinctly-weighted combination of underlying funds, predominantly other Franklin Templeton mutual funds, based on each underlying fund's predominant asset class. A portion of each Fund’s assets may be invested in exchange traded funds (ETFs). These underlying funds and ETFs, in turn, invest in a variety of U.S. and foreign equity, fixed-income and alternative strategies securities and instruments.

The investment manager uses a predetermined glide path as a guide in allocating the Fund’s assets among underlying funds in the broad asset classes. The target asset allocations in the glide path change over time, reducing their exposure to equity investments and becoming increasingly conservative until the stated target date. At approximately the target date, the Fund’s final asset allocation mix will be 30% equity funds, 65% fixed-income funds and 5% alternative investments funds. On or about January 1, 2014, the allocation of the Fund is expected to be approximately: 36% equity funds, 59% fixed-income funds and 5% alternative investments funds (for 2015 Fund); 56% equity funds, 39% fixed-income funds and 5% alternative investments funds (for 2020 Fund); 66% equity funds, 29% fixed-income funds and 5% alternative investments  funds (for 2025 Fund); 72% equity funds, 23% fixed-income funds and 5% alternative investments  funds (for 2030 Fund); 76% equity funds, 19% fixed-income funds and 5% alternative investments  funds (for 2035 Fund); 78% equity funds, 17% fixed-income funds and 5% alternative investments  funds (for 2040 Fund); 79% equity funds, 16% fixed-income funds and 5% alternative investments  funds (for 2045 Fund); 79% equity funds, 16% fixed-income funds and 5% alternative investments  funds (for 2050 Fund).

The underlying funds and the percentage allocations in the glide path may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and, under normal market conditions, the percentage allocations for equity and fixed-income funds may vary up to 10% from the stated allocations, and the allocations for the alternative investments funds may vary up to 5%. The glide path is further described and illustrated in the “Fund Details” section.

When selecting equity funds, the investment manager considers the underlying funds’ foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds, the investment manager focuses primarily on maximizing income, appropriate to the Fund’s risk profile. In evaluating the risk level of the underlying funds, including alternative investments funds, the investment manager analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next).

II. For the Target Funds, the Fund Summary “Principal Risks” section is amended to add the following:

Investing in ETFs

The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

III. For the Target Funds, the Fund Details “Principal Investment Policies and Practices” section is amended to add the following:

Principal Investment Policies and Practices

The board of trustees of the Trust approved changes to the target asset allocation glide path (glide path) of the Fund to be implemented on or about January 1, 2014. The addition of the alternative investments funds to the glide path is intended to clarify that these underlying funds are distinct from equity and fixed-income funds and their inclusion does not reflect a change to the overall allocation strategy.

Effective on or about January 1, 2014, the Fund’s principal investment strategies will be as follows:

Under normal market conditions, the investment manager allocates each Fund’s assets among the broad asset classes of equity and fixed-income investments by investing primarily in a distinctly-weighted combination of underlying funds, based on each underlying fund’s predominant asset class. A portion of each Fund’s assets may be invested in exchange traded funds (ETFs). In addition, a small portion of the Fund’s assets may be invested in underlying funds that provide exposure to commodities and other “alternative” investment strategies. The underlying funds and ETFs invest in a variety of U.S. and foreign equity, fixed-income and alternative investments. The investment policies of the various underlying funds are described in this Prospectus in the section called “Information about the Underlying Franklin Templeton Funds.”

Over time, a Fund’s allocation to underlying funds in the various asset classes will change according to a predetermined glide path shown in the following chart. Each Fund’s asset allocation changes over time from being less conservative (by investing primarily in equity funds when the target date is the furthest away) to becoming increasingly conservative until the stated target date (by shifting its allocation from equity funds to fixed income funds as the target date draws near). This reflects the need for reduced market risks and lower volatility as the target date approaches. The glide path and/or underlying funds may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and, under normal market conditions, the actual asset allocations for equity and fixed-income funds within the Fund may vary up to 10% from those in the stated glide path.

Retirement Target Funds

Glide Path Allocation

The table below provides further detail on the strategic and tactical asset allocation approach to each Target Fund’s investments in equity funds, fixed-income funds and alternative investments funds, and illustrates the permissible range in which the tactical allocations may vary.

	Total Equity Funds Allocation		Total Fixed Income Funds Allocation		Total Alternative Investments Funds Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	80%	70-90%	15%	5-25%	5%	0-10%
30	78%	68-88%	17%	7-27%	5%	0-10%
20	75%	65-85%	20%	10-30%	5%	0-10%
10	65%	55-75%	30%	20-40%	5%	0-10%
0	30%	20-40%	65%	55-75%	5%	0-10%

For example, for a Fund that is 30 years from its stated target date, its approximate allocation is 78% equity funds, 17% fixed-income funds and 5% alternative investments funds, so that investors with longer investment horizons can benefit from the long-term growth potential of the equity fund asset classes. As the Fund’s stated target date approaches, its allocation to equity funds will decline, while its allocations to fixed-income funds increase.  As a result, each Fund’s asset mix will become more conservative each year; gradually approaching its final allocation of 30% equity funds, 65% fixed-income funds and 5% alternative investments funds on approximately January 1 of the target year. On or about January 1, 2014, the allocations of the Funds are expected to be approximately as follows: 36% equity funds, 59% fixed-income funds and 5% alternative investments  funds (for 2015 Fund); 56% equity funds, 39% fixed-income funds and 5% alternative investments  funds (for 2020 Fund); 66% equity funds, 29% fixed-income funds and 5% alternative investments  funds (for 2025 Fund); 72% equity funds, 23% fixed-income funds and 5% alternative investments  funds (for 2030 Fund); 76% equity funds, 19% fixed-income funds and 5% alternative investments  funds (for 2035 Fund); 78% equity funds, 17% fixed-income funds and 5% alternative investments  funds (for 2040 Fund); 79% equity funds, 16% fixed-income funds and 5% alternative investments  funds (for 2045 Fund); 79% equity funds, 16% fixed-income funds and 5% alternative investments  funds (for 2050 Fund).

Under the glide path above, when the 2015 Fund reaches its target date, the investment manager currently expects to recommend to the Fund’s Board changing the Fund’s name to “Franklin Templeton Retirement Allocation Fund” and the Fund will then maintain its asset allocation at the target date allocation of 30% equity funds, 65% fixed-income funds and 5% alternative investments funds. Subsequently, as other Funds reach their target dates, the investment manager anticipates recommending to that Fund’s Board the reorganization of any such Funds with, and into, Franklin Templeton Retirement Allocation Fund. Shareholders will be provided with information regarding any such reorganizations at that time, including information pertaining to any tax consequences of the reorganization.

IV. For all Funds, effective on or about November 18, 2013, the Fund Details “Information about the Underlying Franklin Templeton Funds” section is amended to add the following:

Underlying Alternative Investments Funds

Franklin K2 Alternative Strategies Fund

The Fund’s goal is to seek capital appreciation with lower volatility relative to the broad equity markets.

The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies, including, but not limited to, some or all of the following strategies: Long Short Equity, Relative Value, Event Driven and Global Macro. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple investment advisors) and the Fund’s investment manager, K2/D&S Management Co., L.L.C. (K2 Advisors) has overall responsibility for the Fund’s investments. The K2 Advisors allocates the Fund’s assets among: (a) multiple sub-advisors who, as of the date of this prospectus, are unaffiliated with K2 Advisors and who will implement one or more non-traditional or alternative investment strategies (Sub-Advisors); and (b) investment funds, including private and registered investment vehicles and exchange traded funds.

The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities (which may include common stocks, preferred stocks and convertible securities) and debt securities (which may include bonds, notes, debentures, banker’s acceptances and commercial paper).

The Fund may also use derivatives for both hedging and non-hedging (investment) purposes, although no Sub-Advisor is required to hedge any of the Fund’s positions or to use derivatives. When used for hedging purposes, a derivative instrument could be used to protect against possible declines in a security’s or other investment’s value. The Fund’s derivative investments may include (i) futures contracts, including futures based on equity or fixed-income securities and indices, interest rate futures and currency futures and options thereon; (ii) swaps, including equity, currency, interest rate, total return and credit default swaps and options thereon; (iii) options, including call options and put options on indices, individual securities or currencies; and (iv) currency forward contracts. As a result of the Fund’s use of derivatives, the Fund may have economic leverage which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.

V. For all Funds, the Fund Details “Information about the Underlying Franklin Templeton Funds” section is amended to delete the “Underlying Commodities Funds” heading and move the description of the Franklin Pelagos Commodities Strategy Fund and Franklin Pelagos Managed Futures Strategy Fund under the heading “Underlying Alternative Investments Funds.”

Please keep this supplement for future reference.